UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2011

INGEN TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Georgia	000-28704	84-1122431
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

35193 Avenue "A", Suite-C, Yucaipa, California	92399
(Address of principal executive offices)	(Zip Code)

(800) 259-9622
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers;  Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Our Board of Directors appointed Thomas J. Neavitt as interim CEO.  The appointment is for a period of 90 days.  He replaces Scott R. Sand, who resigned his positions of Chairman and CEO, although Mr. Neavitt will not be a member of our Board of Directors.  Both of these actions occurred on February 14, 2011

A copy of Resolution 2011.4 authorizing Mr. Neavitt’s appointment and accepting Mr. Sand’s resignation is attached hereto and incorporated by this reference.

Mr. Neavitt’s employment contract is attached hereto and incorporated herein by this reference.  His compensation will primarily be a $50,000 Convertible Note, included as an exhibit to the employment agreement.

Mr. Gary Tilden was elected Chairman of the Board of Directors, at least for the next 90 days.  He was also appointed Secretary.  See resolution 2011.5, attached hereto and incorporated herein by this reference.  Resolution 2011.5 also accepts the resignation of Mr. Neavitt as Secretary.

Additionally, our Board of Directors appointed Scott R. Sand as President of our subsidiary, Ingen Technologies, Inc. (Nevada).  A copy of Resolution 2011.3 authorizing Mr. Sand’s appointment is attached hereto and incorporated herein by this reference.  He will be paid $200,000 annually.  Mr. Sand’s employment contract is attached hereto and incorporated herein by this reference.

Updated corporate information has been filed with the Georgia Secretary of State, reflecting the applicable changes above.  These filings are attached hereto as exhibits and incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1  Ingen Technologies, Inc. Board of Directors Resolution 2011.3; dated February 11, 2011

Exhibit 99.2  Ingen Technologies, Inc. Board of Directors Resolution 2011.4; dated February 14, 2011

Exhibit 99.3  Ingen Technologies, Inc. Board of Directors Resolution 2011.5; dated February 14, 2011

Exhibit 99.4  Ingen Technologies, Inc. Employment Agreement; Thomas J. Neavitt (with exhibit), dated February 14, 2011

Exhibit 99.5  Ingen Technologies, Inc. Employment Agreement; Scott R. Sand (President of Ingen NV), dated February 14, 2011

Exhibit 99.6  2011 State of Georgia Corporation Annual Registration

Exhibit 99.7  State of Georgia, Secretary of State Certificate of Existence; Ingen Technologies, Inc; dated February 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEN TECHNOLOGIES, INC.

DATED: February 14, 2011	By:	/s/ Scott R. Sand
Scott R. Sand
Chief Executive Officer